SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 24, 2004

Goldman Sachs Asset Backed Securities Corp./ GS Auto Loan Trust 2004-1
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-101904 333-101904-02	02-0678069 51-6548509
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

            On February 24, 2004, GS Auto Loan Trust 2004-1 (the "Trust") publicly issued U.S.$336,137,000 of Class A-1 1.11% Asset Backed Notes due February 15, 2005, U.S.$297,914,000 Class A-2 1.50% Asset Backed Notes due September 15, 2006, U.S.$314,944,000 Class A-3 2.13% Asset Backed Notes due November 15, 2007, U.S.$224,081,000 Class A-4 2.65% Asset Backed Notes due May 16, 2011, U.S.$56,587,000 Class B 2.15% Asset Backed Notes due May 16, 2011 and U.S.$26,704,000 Class C 2.68% Asset Backed Notes due May 16, 2011 (the "Notes") pursuant to a registration statement (No. 333-101904) declared effective on 9:00 am March 13, 2003. The lead manager for the issuance of the Notes was Goldman Sachs & Co. (the "Representative"). Goldman Sachs Asset Backed Securities Corp. (the "Registrant") paid the underwriters a fee of U.S.$2,882,083.50 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,300,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,253,350,858.27, were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Ford Motor Credit Company and The Huntington National Bank, its affiliates and participating dealers (the "Originators") which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from GS Whole Loan Trust. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 7.    Financial Statements and Exhibits.

            (a)       Not applicable.

            (b)       Not applicable.

            (c)       Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement dated February 9, 2004, among the Registrant and the Representative.

4.1	Amended and Restated Trust Agreement dated February 24, 2004 between the Registrant and Wilmington Trust Company, in its capacity as owner trustee.

4.2	Indenture dated February 24, 2004 between the Trust and Wells Fargo Bank, National Association as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

10.1	Receivables Purchase Agreement dated February 24, 2004 between the Registrant and GS Whole Loan Trust.

10.2	Sale and Servicing Agreement dated February 24, 2004 between the Registrant, Goldman Sachs Mortgage Company, as servicer, and the Trust.

25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-101904, filed on January 16, 2004).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goldman Sachs Asset Backed Securities Corp., and the Co-Registrant, GS Auto Loan Trust 2004-1, by its Depositor, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2004                                               GOLDMAN SACHS ASSET BACKED
                                                                            SECURITIES CORP.

                                                                            By:  /s/ Daniel L. Sparks
                                                                             Name:  Daniel L. Sparks
                                                                            Title:    President

February 24, 2004                                               GS AUTO LOAN TRUST 2004-1

                                                                            By: Goldman Sachs Asset Backed Securities
                                                                            Corp., its Depositor

                                                                            By:  /s/ Daniel L. Sparks
                                                                             Name:  Daniel L. Sparks
                                                                            Title:    President